Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Citigroup Global Markets Inc.

MUFG Securities Americas Inc.

Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2017-2 Owner Trust, Asset Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in electronic data files (the Data File and the XML File defined below) related to a portfolio of motor vehicle retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Receivables” means motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks.

●	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

●	The term “Data File” means an electronic data file entitled “2017-2 UWR01 B279 Apr2017 2B Bank RegABII Short List 050817.txt” provided by the Company on May 8, 2017, containing certain information related to 115,249 Receivables as of April 30, 2017.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

●	The term “XML File” means an electronic data file entitled “Honda_ex102_Apr2017_HAROT2017-2_B279.csv” provided by the Company on May 18, 2017, containing certain information related to 115,249 Receivables as of April 30, 2017.

●	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, “Contract Information” screen shot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, Agreement to Furnish Insurance, and/or “Auto Finance Servicing System” screen shot. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in or derived from the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Receivable File or other information for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from CASS, and instructions provided by the Company described below

2

Attribute	Receivable File
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract
Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

For purposes of comparing Scheduled Monthly Payment and APR, in the event the Scheduled Monthly Payment or APR did not agree to the amount or percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Scheduled Monthly Payment or APR to the amount or percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application and the “Contract Information” screen shot from CASS. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application,

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the “Contract Information” screen shot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,”

3

“Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

For purposes of comparing Legal Owner or Lien Holder Name in the event the Certificate of Title or Title Application was not available, the Company instructed us to utilize the “Title” screen shot from DealerTrack.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Certificate of Title, Title Application or “Title” screen shot from DealerTrack

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signatures.

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in or derived from the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the XML File to the Receivable File or other information for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below

4

Attribute	Receivable File
Origination Date	Installment Sale Contract
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	Auto Finance Servicing System screen shot and instructions provided by the Company described below
Current Delinquency Status	Auto Finance Servicing System screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates. The Company instructed us to compare only the month and year of the First Payment Date in the XML File to the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, in the event the Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Maturity Date to the Maturity Date in the XML File. The Company instructed us to compare only the month and year of the Maturity Date in the XML File to the Maturity Date in the Receivable File or the recomputed Maturity Date.

For the purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term by calculating the difference in months between the “MATURITY-DATE” and the “CONTR-DATE” fields in the Data File. We compared the recomputed Original Loan Term to the Original Loan Term in the XML File.

5

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number by calculating the difference in months between the “FIRST-PYMT-DATE” and the “CONTR-DATE” fields in the Data File. We then compared the recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the Auto Finance Servicing System screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Receivable Files, the Data File, the XML File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

June 7, 2017

6

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20172001	60	20172060	119	20172119	178	20172178	237	20172237
2	20172002	61	20172061	120	20172120	179	20172179	238	20172238
3	20172003	62	20172062	121	20172121	180	20172180	239	20172239
4	20172004	63	20172063	122	20172122	181	20172181	240	20172240
5	20172005	64	20172064	123	20172123	182	20172182	241	20172241
6	20172006	65	20172065	124	20172124	183	20172183	242	20172242
7	20172007	66	20172066	125	20172125	184	20172184	243	20172243
8	20172008	67	20172067	126	20172126	185	20172185	244	20172244
9	20172009	68	20172068	127	20172127	186	20172186	245	20172245
10	20172010	69	20172069	128	20172128	187	20172187	246	20172246
11	20172011	70	20172070	129	20172129	188	20172188	247	20172247
12	20172012	71	20172071	130	20172130	189	20172189	248	20172248
13	20172013	72	20172072	131	20172131	190	20172190	249	20172249
14	20172014	73	20172073	132	20172132	191	20172191	250	20172250
15	20172015	74	20172074	133	20172133	192	20172192	251	20172251
16	20172016	75	20172075	134	20172134	193	20172193	252	20172252
17	20172017	76	20172076	135	20172135	194	20172194	253	20172253
18	20172018	77	20172077	136	20172136	195	20172195	254	20172254
19	20172019	78	20172078	137	20172137	196	20172196	255	20172255
20	20172020	79	20172079	138	20172138	197	20172197	256	20172256
21	20172021	80	20172080	139	20172139	198	20172198	257	20172257
22	20172022	81	20172081	140	20172140	199	20172199	258	20172258
23	20172023	82	20172082	141	20172141	200	20172200	259	20172259
24	20172024	83	20172083	142	20172142	201	20172201	260	20172260
25	20172025	84	20172084	143	20172143	202	20172202	261	20172261
26	20172026	85	20172085	144	20172144	203	20172203	262	20172262
27	20172027	86	20172086	145	20172145	204	20172204	263	20172263
28	20172028	87	20172087	146	20172146	205	20172205	264	20172264
29	20172029	88	20172088	147	20172147	206	20172206	265	20172265
30	20172030	89	20172089	148	20172148	207	20172207	266	20172266
31	20172031	90	20172090	149	20172149	208	20172208	267	20172267
32	20172032	91	20172091	150	20172150	209	20172209	268	20172268
33	20172033	92	20172092	151	20172151	210	20172210	269	20172269
34	20172034	93	20172093	152	20172152	211	20172211	270	20172270
35	20172035	94	20172094	153	20172153	212	20172212	271	20172271
36	20172036	95	20172095	154	20172154	213	20172213	272	20172272
37	20172037	96	20172096	155	20172155	214	20172214	273	20172273
38	20172038	97	20172097	156	20172156	215	20172215	274	20172274
39	20172039	98	20172098	157	20172157	216	20172216	275	20172275
40	20172040	99	20172099	158	20172158	217	20172217	276	20172276
41	20172041	100	20172100	159	20172159	218	20172218	277	20172277
42	20172042	101	20172101	160	20172160	219	20172219	278	20172278
43	20172043	102	20172102	161	20172161	220	20172220	279	20172279
44	20172044	103	20172103	162	20172162	221	20172221	280	20172280
45	20172045	104	20172104	163	20172163	222	20172222	281	20172281
46	20172046	105	20172105	164	20172164	223	20172223	282	20172282
47	20172047	106	20172106	165	20172165	224	20172224	283	20172283
48	20172048	107	20172107	166	20172166	225	20172225	284	20172284
49	20172049	108	20172108	167	20172167	226	20172226	285	20172285
50	20172050	109	20172109	168	20172168	227	20172227	286	20172286
51	20172051	110	20172110	169	20172169	228	20172228	287	20172287
52	20172052	111	20172111	170	20172170	229	20172229
53	20172053	112	20172112	171	20172171	230	20172230
54	20172054	113	20172113	172	20172172	231	20172231
55	20172055	114	20172114	173	20172173	232	20172232
56	20172056	115	20172115	174	20172174	233	20172233
57	20172057	116	20172116	175	20172175	234	20172234
58	20172058	117	20172117	176	20172176	235	20172235
59	20172059	118	20172118	177	20172177	236	20172236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
51	20172051	First Payment Date	6/18/2014	6/17/2014
51	20172051	Original Maturity Date	5/18/2019	5/17/2019
85	20172085	Scheduled Monthly Payment	$423.45	$426.56
85	20172085	APR	4.34%	4.59%
109	20172109	Scheduled Monthly Payment	$257.06	$258.01
109	20172109	APR	5.05%	5.30%
198	20172198	Scheduled Monthly Payment	$345.22	$345.65
198	20172198	APR	2.30%	2.35%
251	20172251	Scheduled Monthly Payment	$883.37	$921.06
251	20172251	APR	0.90%	4.90%

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
85	20172085	Original Interest Rate	4.34%	4.59%
85	20172085	Next Interest Rate Percentage	4.34%	4.59%
85	20172085	Reporting Period Interest Rate Percentage	4.34%	4.59%
109	20172109	Original Interest Rate	5.05%	5.30%
109	20172109	Next Interest Rate Percentage	5.05%	5.30%
109	20172109	Reporting Period Interest Rate Percentage	5.05%	5.30%
198	20172198	Original Interest Rate	2.30%	2.35%
198	20172198	Next Interest Rate Percentage	2.30%	2.35%
198	20172198	Reporting Period Interest Rate Percentage	2.30%	2.35%
251	20172251	Original Interest Rate Percentage	0.90%	4.90%
251	20172251	Next Interest Rate Percentage	0.90%	4.90%
251	20172251	Reported Period Interest Rate Percentage	0.90%	4.90%